UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

AMERICAN NOBLE GAS, INC.
(Name of registrant as specified in its charter)

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AMERICAN NOBLE GAS, INC.

15612 College Blvd.
Overland Park, KS 66219

NOTICE TO ALL STOCKHOLDERS OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

Dear American Noble Gas, Inc. Stockholder:

On October 22, 2021, the Board of Directors of American Noble Gas, Inc., a Delaware corporation (the “Company”) approved the reincorporation of the Company in the State of Nevada, pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation Merger”). On October 22, 2021, stockholders holding a majority of the outstanding shares of the common stock, par value $0.0001 per share (the “Common Stock”) of the Company (collectively, the “Majority Stockholders”) approved the Reincorporation Merger by written consent in lieu of a special meeting of stockholders, in accordance with the Delaware General Corporation Law, as amended.

A copy of the following has been provided as Appendices to this Information Statement:

●	Appendix A – A copy of the Agreement and Plan of Merger

●	Appendix B – A copy of the Articles of Incorporation of American Noble Gas, Inc., a Nevada corporation

●	Appendix C - A copy of the Certificate of Designation of Series A Convertible Preferred Stock of American Noble Gas, Inc., a Nevada corporation

●	Appendix D – A copy of the Bylaws of American Noble Gas, Inc., a Nevada corporation

●	Appendix E – Appraisal Rights Procedures

The information statement accompanying this notice has been filed with the U.S. Securities and Exchange Commission and is being furnished pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, to the holders of the Company’s Common Stock to notify stockholders of the Reincorporation Merger. Because this action has been approved by the Majority Stockholders, no proxies were or are being solicited. The Reincorporation Merger will not be effected until at least twenty (20) calendar days after the mailing of the information statement accompanying this notice. The Company will mail this notice and the information statement on or about November 12, 2021. The Company anticipates that the Reincorporation Merger will become effective on or about December 3, 2021, at which time, a Certificate of Merger will be filed with the Secretary of State of the State of Delaware and Articles of Merger will be filed with the Secretary of State of the State of Nevada.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS NOTICE. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By order of the Board of Directors

/s/ Stanton E. Ross
Stanton E. Ross
Chairman

Overland Park, Kansas

November 5, 2021

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AMERICAN NOBLE GAS, INC.

15612 College Blvd.

Lenexa, KS 66219

INFORMATION STATEMENT

November 5, 2021

Pursuant to Section 14(c) of the Securities Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (the “Information Statement”) will be sent or given on or about November 12, 2021 to the stockholders of record at the close of business on November 5, 2021 (the “Record Date”) of American Noble Gas, Inc., a Delaware corporation (hereinafter referred to as “we”, “us”, “our”, or the “Company”).

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

The action to be effective at least 20 days after the mailing of this information Statement is as follows (the “Action”):

●	Approval of the reincorporation of the Company in the State of Nevada, pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation Merger”).

On October 22, 2021, our Board of Directors (the “Board”) unanimously approved the Reincorporation Merger. Subsequent to our Board’s approval of the Reincorporation Merger, the holders of a majority of the Company’s voting power (the “Consenting Voting Stockholders”) approved, by written consent (the “Written Consent”), the Reincorporation Merger on October 22, 2021. The Consenting Voting Stockholders and their respective ownership percentage of the voting stock of the Company, total in the aggregate of more than 50% of the outstanding voting stock, which is required under the Delaware General Corporation Law, as amended (the “DGCL”), and our bylaws (the “Bylaws”). We expect that the Reincorporation Merger will become effective on or about December 3, 2021, at which time, a Certificate of Merger will be filed with the Secretary of State of the State of Delaware and Articles of Merger will be filed with the Secretary of State of the State of Nevada (together, the “Merger Certificates”).

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company’s authorized capital stock consists of 500,000,000 shares of capital stock, par value $0.0001 per share (the “Common Stock”) and 10,000,000 authorized shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), 22,776 shares of which have been designated as Series A Convertible Preferred Stock. As of the Record Date, the Company had 18,793,265 shares of Common Stock and 22,776 shares of Preferred Stock in the form of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) issued and outstanding. Holders of our Common Stock and our Series A Preferred Stock (which shares of Series A Preferred Stock were entitled to a total of 3,818,880 votes on an as-converted basis, or 3,818,880 votes) were entitled to vote on the Reincorporation Merger. Holders of our Common Stock and our Series A Preferred Stock, on an as-converted basis, are currently, and will continue to be, entitled to one vote per share.

EXPENSES

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of its common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTER DESCRIBED HEREIN.

BOARD OF DIRECTORS AND STOCKHOLDER APPROVAL

As of the date of the Written Consent, the Company had a total of (a) 18,793,265 shares of Common Stock issued and outstanding, which for voting purposes are entitled to one vote per share of Common Stock, and (b) 22,776 shares of Series A Preferred stock issued and outstanding, which were convertible into a total of 3,818,880 shares of Common Stock and vote on an as-converted to Common Stock basis with the shares of Common Stock, which for voting purposes are entitled to one vote per share of Common Stock, on an as converted to Common Stock basis. On October 22, 2021, the following Consenting Voting Stockholders, owning a total of 11,586,939 shares of our Common Stock and Series A Preferred Stock on an as-converted basis, delivered the executed Written Consent authorizing the Reincorporation Merger. The Consenting Voting Stockholders’ names, affiliation with the Company and holdings are as follows:

Name	Affiliation with the Company	Number of Voting Shares		% of Total Voting Shares
3i, LP	Stockholder	1,128,346	(1)	4.99%
Alpha Capital Anstalt	Stockholder	1,128,346	(2)	4.99%
Core Energy, LLC and affiliate	Stockholder	645,000	(3)	2.85%
FirstFire Global Opportunities Fund, LLP	Stockholder	867,813	(4)	3.84%
Thomas J. Heckman and affiliate	Stockholder	2,789,934	(5)	12.33%
Stanton E. Ross	Chairman, Chief Executive Officer, President and 5% Stockholder	2,027,500	(6)	8.97%
Leroy C. Richie	Director	500,000	(7)	2.21%
Daniel F. Hutchins	Director, Chief Financial Officer, Treasurer & Secretary	500,000	(8)	2.21%
John Loeffelbein and affiliate	Chief Operating Officer and 5% Stockholder	2,000,000	(9)	8.85%

Total		11,586,939		51.24%

(1)	Consist of 10,000 shares of Series A Convertible Stock which are convertible into 1,128,346 shares of Common Stock after application of the 4.99% beneficial ownership limitation.
(2)	Consist of 7,777 shares of Series A Convertible Stock which are convertible into 1,128,346 shares of Common Stock after application of the 4.99% beneficial ownership limitation.
(3)	Consist of 645,000 shares of Common Stock.
(4)	Consist of 2,777 shares of Series A Convertible Stock which are convertible into 867,813 shares of Common Stock.
(5)	Consist of 2,789,934 shares of Common Stock.
(6)	Consist of 2,442,746 shares of Common Stock and 1,111 shares of Series A Convertible Stock which are convertible into 347,188 shares of Common Stock
(7)	Consist of 500,000 shares of Common Stock.
(8)	Consist of 500,000 shares of Common Stock.
(9)	Consist of 2,000,000 shares of Common Stock.

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Pursuant to the Company’s existing Bylaws and the DGCL, the holders of the issued and outstanding shares of our Common Stock and/or Series A Preferred Stock, on an as-converted to Common Stock basis, representing a majority of our voting power may approve and authorize the Reincorporation Merger by written consent as if such Action were undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Reincorporation Merger, and in order to effectuate the Reincorporation Merger as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of the Consenting Voting Stockholders. The Written Consent satisfies the stockholder approval requirement for the Reincorporation Merger. Accordingly, no other approval by the Board or stockholders of the Company is required in order to effect the Reincorporation Merger.

Except as otherwise described in this Information Statement, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, other than election of office, direct or indirect, by security holdings or otherwise, in the Reincorporation Merger, which is not shared by all other holders of the Company’s capital stock.

EFFECTIVE TIME OF THE REINCORPORATION MERGER

The Reincorporation Merger will take effect once the Merger Certificates are filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada. We intend to make these filings promptly after the 20th day following the date on which this Information Statement is mailed to the stockholders.

Prior to the filing of the Merger Certificates, we must first notify the Financial Industry Regulatory Authority (“FINRA”) of the intended Reincorporation Merger by filing an Issuer Company Related Action Notification Form no later than 10 days prior to the anticipated effective date of such action. Our failure to provide such notice could constitute fraud under Section 10 of the Exchange Act.

We currently expect to file the Merger Certificates on or about December 3, 2021.

ADDITIONAL INFORMATION REGARDING THE REINCORPORATION MERGER

Overview

Our Board has unanimously approved the reincorporation of the Company in Nevada pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), a form of which is attached as Appendix A to this Information Statement, entered into by and between the American Noble Gas, Inc., a Delaware corporation (“AMGAS-DE”) and American Noble Gas, Inc., a Nevada corporation and a wholly-owned subsidiary of AMGAS-DE formed solely for purposes of effecting the Reincorporation Merger (“AMGAS-NV”). For the reasons discussed below, the Board approved the Merger Agreement, which was also unanimously approved by the Consenting Voting Stockholders by the Written Consent. Approval of the Reincorporation Merger also constituted approval of the Merger Agreement. For purposes of the discussion below, the Company, before and after the Reincorporation Merger, is sometimes referred to as “AMGAS-DE” and “AMGAS-NV,” respectively.

The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, as amended (the “Code”), whereby AMGAS-DE will be merged with and into AMGAS-NV, the Company’s existence as a Delaware corporation shall cease, and AMGAS-NV shall continue as the surviving corporation of the Reincorporation Merger governed by the laws of the State of Nevada. The Merger Agreement provides that each share of our Common Stock and/or Series A Preferred Stock outstanding as of the effective time of the Reincorporation Merger shall be converted into one share of Common Stock and/or Series A Preferred Stock of AMGAS-NV with no further action required on the part of our stockholders. The Board believes that the Reincorporation Merger will benefit the Company and its stockholders. Our Board, however, may determine to abandon the Reincorporation Merger either before or after the distribution of this Information Statement.

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We believe that the Reincorporation Merger will greatly reduce our overall tax burden given the franchise taxes imposed on Delaware corporations. Our reincorporation in Nevada will also give us a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will increase the marketability of our securities. Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”) is generally recognized as one of the most comprehensive and progressive state corporate statutes. By reincorporating the Company in Nevada, the Company will be better suited to take advantage of business opportunities as they arise and to provide for our ever-changing business needs. We believe that the Company’s growth can be conducted to better advantage if the Company is able to operate under Nevada law.

Accordingly, our Board believes that it is in the Company’s and our stockholder’s best interests that our state of incorporation be changed from Delaware to Nevada and has received the approval through Written Consent of the Consenting Voting Stockholders. Reincorporation in Nevada will not result in any change in our business, operations, management, assets, liabilities or net worth; however, reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada as described herein.

Our corporate affairs currently are governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of AMGAS-DE. Copies of the Certificate of Incorporation and Bylaws, each, as amended, are included as exhibits to our filings with the U.S. Securities and Exchange Commission (the “SEC”) and are available for inspection during regular business hours at the principal executive offices of the Company. If the Reincorporation Merger is effected, our corporate affairs will be governed by Nevada law and the provisions of the Articles of Incorporation of AMGAS-NV (the “Nevada Articles”) and the Bylaws of AMGAS-NV (the “Nevada Bylaws”). Copies of the Nevada Articles and the Nevada Bylaws are attached to this Information Statement as Appendix B and Appendix D, respectively.

Principal Features of the Reincorporation Merger

The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of Delaware law and Nevada law.

On effectiveness of the Reincorporation Merger:

●	Each outstanding share of AMGAS-DE Common Stock will be converted into one share of AMGAS-NV Common Stock;

●	Each outstanding share of AMGAS-DE Preferred Stock will be converted into one share of AMGAS-NV Preferred Stock;

●	Each outstanding share of AMGAS-DE Common Stock held by an AMGAS-DE stockholder will be retired and canceled and will cease to exist;

●	Each outstanding share of AMGAS-DE Preferred Stock held by an AMGAS-DE stockholder will be retired and canceled and will cease to exist;

●	Each outstanding option to purchase shares of AMGAS-DE Common Stock will be deemed to be an option to purchase the same number of shares of AMGAS-NV Common Stock, with no change in the exercise price or other terms or provisions of the option; and

●	Each outstanding warrant to purchase shares of AMGAS-DE Common Stock will be deemed to be a warrant to purchase the same number of shares of AMGAS-NV Common Stock, with no change in the exercise price or other terms or provisions of the warrant.

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Following the Reincorporation Merger, stock certificates previously representing our capital stock may be delivered in effecting sales through a broker, or otherwise, of shares of AMGAS-NV capital stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of AMGAS-NV, and if you do so, it will be at your own cost.

The Reincorporation Merger will not cause a change in our name, which will continue to be “American Noble Gas, Inc.” The Reincorporation Merger also will not affect any change in our business, management or operations or the location of our principal executive office. On effectiveness of the Reincorporation Merger, our directors and officers will become all of the officers and directors of AMGAS-NV, all of our employee benefit and stock option plans will become AMGAS-NV plans, and each option or right issued under such plans will automatically be converted into an option or right to purchase the same number of shares of AMGAS-NV Common Stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation Merger. stockholders should note that effecting the Reincorporation Merger will result in these stock plans continuing as plans of AMGAS-NV. Any employment contracts and other employee benefit arrangements that are in existence at the time of the Reincorporation Merger also will be continued by AMGAS-NV upon the terms and subject to the conditions currently in effect. We believe that the Reincorporation Merger will not affect any of our material contracts with any third parties, except to the extent that the Reincorporation Merger is deemed to result in an assignment of any material contract requiring the other party to such material contract to consent to such assignment, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of AMGAS-NV.

Other than Board approval, the receipt of the Written Consent of the Consenting Voting Stockholders, notification to FINRA, the filing of the Merger Certificates in Nevada and Delaware and this Information Statement, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Securities Act Consequences

The shares of AMGAS-NV Common Stock to be issued upon conversion of shares of AMGAS-DE Common Stock in the Reincorporation Merger are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation Merger, AMGAS-NV will continue to be a publicly-held company, AMGAS-NV Common Stock will continue to be qualified for quotation on the OTCQB tier operated by the OTC Markets Group Inc. (“OTCQB”) under the symbol “AMNG”, the Nasdaq Capital Market, or another national securities exchange, as applicable, and AMGAS-NV will continue file periodic reports and other documents with the SEC and provide to its stockholder the same types of information that AMGAS-DE has previously filed and provided.

Holders of shares of AMGAS-DE Common Stock that were freely tradable before the Reincorporation Merger will continue to have freely tradable shares of AMGAS-NV Common Stock. Stockholders holding so-called restricted shares of AMGAS-DE Common Stock will have shares of AMGAS-NV Common Stock that are subject to the same restrictions on transfer as those to which their shares of AMGAS-DE Common Stock were subject, and their stock certificates, if surrendered for replacement certificates representing shares of AMGAS-NV Common Stock, will bear the same restrictive legend as appears on their AMGAS-DE stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of AMGAS-NV Common Stock on the date they acquired their shares of Common Stock of AMGAS-DE. Holders of shares of AMGAS-DE Series A Preferred Stock will continue to hold shares of AMGAS-NV Series A Preferred Stock that are subject to the same rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences as those to which their shares of AMGAS-DE Series A Preferred Stock were subject.

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Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation Merger that are applicable to you as a stockholder. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of our shares as part of a hedge, straddle or conversion transaction; a person that does not hold our shares as a capital asset at the time of the Reincorporation Merger; or an entity taxable as a partnership for U.S. federal income tax purposes. The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation Merger or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. Stockholders are urged to consult with their tax advisors and financial planners as to the particular tax consequences of the Reincorporation Merger to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

It is intended that the Reincorporation Merger qualify as a “reorganization” under Section 368(a) of the Code. As a “reorganization,” it is expected that the Reincorporation Merger will have the following U.S. federal income tax consequences:

●	An AMGAS-DE stockholder will not recognize any gain or loss as a result of the receipt of AMGAS-NV shares in exchange for such stockholders AMGAS-DE shares in the Reincorporation Merger;

●	An AMGAS-DE stockholder’s aggregate tax basis in the AMGAS-NV shares received in the Reincorporation Merger will equal such stockholder’s aggregate tax basis in the AMGAS-DE shares held immediately before the Reincorporation Merger; and

●	An AMGAS-DE stockholder’s tax holding period for AMGAS-NV shares received in the Reincorporation Merger will include the period during which such stockholder held AMGAS-DE shares.

Accounting Treatment

The Reincorporation Merger is expected to be accounted for as a reverse acquisition in which AMGAS-DE is the accounting acquirer, and AMGAS-NV is the legal acquirer. Since the Reincorporation Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recognized.

Material Terms of the Merger Agreement

The following is only a summary of the material provisions of the Merger Agreement between AMGAS-DE and AMGAS-NV and is qualified in its entirety by reference to the full text of the Merger Agreement which is attached to this Information Statement as Appendix A. Please read the Merger Agreement in its entirety.

General

The Merger Agreement provides that, subject to the Written Consent of the Consenting Voting Stockholders and adoption of the Merger Agreement by the stockholders of AMGAS-DE and the authority of the Board of AMGAS-DE to abandon the Reincorporation Merger:

●	AMGAS-DE will merge with and into AMGAS-NV; and

●	AMGAS-DE will cease to exist and AMGAS-NV will continue as the surviving corporation.

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As a result of, and as of the effective time of, the Reincorporation Merger, AMGAS-NV will succeed to and assume all rights and obligations of AMGAS-DE, in accordance with Nevada law.

Effective Time

The Merger Agreement provides that, subject to the approval by Written Consent of the Consenting Voting Stockholders of AMGAS-DE, the Reincorporation Merger will be consummated by the filing of the Merger Certificates and any other appropriate documents, in accordance with the relevant provisions of the Delaware General Corporation Law and the NRS, each, as amended, with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada, respectively. We expect to effect the Reincorporation Merger promptly after the 20th day following the date on which this Information Statement is mailed to stockholders, or on or about November 12, 2021.

Merger Consideration

Upon consummation of the Reincorporation Merger, each outstanding share of AMGAS-DE Common Stock will be converted into the right to receive one share of AMGAS-NV Common Stock. Shares of AMGAS-DE Common Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Each holder of a certificate representing shares of AMGAS-DE Common Stock immediately prior to the Reincorporation Merger will cease to have any rights with respect to such certificate, except the right to receive shares of AMGAS-NV Common Stock: provided, however, if such holder elects the applicable appraisal rights, in lieu of the merger consideration provided for in the Merger Agreement, and the merger is consummated, such holder, provided that such holder has complied with the applicable requirements of Section 262 of the DGCL and does not otherwise withdraw or lose the right to appraisal under Delaware law, shall have the right to seek appraisal of the fair value of their shares of AMGAS-DE Common Stock and to receive payment in cash for the fair value of their shares of AMGAS-DE Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery.

Upon consummation of the Reincorporation Merger, each outstanding share of AMGAS-DE Series A Preferred Stock will be converted into the right to receive one share of AMGAS-NV Series A Preferred Stock. Shares of AMGAS-DE Series A Preferred Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Each holder of a certificate representing shares of AMGAS-DE Series A Preferred Stock immediately prior to the Reincorporation Merger will cease to have any rights with respect to such certificate, except the right to receive shares of AMGAS-NV Series A Preferred Stock; provided, however, if such holder elects the applicable appraisal rights, in lieu of the merger consideration provided for in the Merger Agreement, and the merger is consummated, such holder, provided that such holder has complied with the applicable requirements of Section 262 of the DGCL and does not otherwise withdraw or lose the right to appraisal under Delaware law, shall have the right to seek appraisal of the fair value of their shares of AMGAS-DE Series A Preferred Stock and to receive payment in cash for the fair value of their shares of AMGAS-DE Series A Preferred Stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery.

Treatment of Stock Options

Under the terms of the Merger Agreement, upon consummation of the Reincorporation Merger, each outstanding option to purchase a share of AMGAS-DE Common Stock will be deemed to constitute an option to purchase one share of AMGAS-NV Common Stock at an exercise price per full share equal to the stated exercise price.

Under the Merger Agreement, AMGAS-NV will assume AMGAS-DE’s stock option and restricted stock plans (including, but not limited to, the Company’s 2021 Stock Option and Restricted Stock Plan), which, following the Reincorporation Merger, will be used by AMGAS-NV to make awards to directors, officers, and employees of AMGAS-NV and others as permitted under the terms of AMGAS-DE’s stock option plans.

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Treatment of Common Stock Purchase Warrants

Under the terms of the Merger Agreement, upon consummation of the Reincorporation Merger, each outstanding warrant to purchase a share of AMGAS-DE Common Stock will be deemed to constitute a warrant to purchase one share of AMGAS-NV Common Stock at an exercise price per full share equal to the stated exercise price.

Directors and Officers

The Merger Agreement provides that the Board of AMGAS-NV from and after the Reincorporation Merger will consist of the members of the Board of AMGAS-DE immediately prior to the Reincorporation Merger. The Merger Agreement further provides that the officers of AMGAS-NV from and after the Reincorporation Merger will be the officers of AMGAS-DE immediately prior to the Reincorporation Merger.

Articles of Incorporation and Bylaws

The Merger Agreement provides that the Nevada Articles in effect immediately before the Reincorporation Merger will be the Articles of Incorporation of the surviving Company, and the Nevada Bylaws of AMGAS-NV in effect immediately before the Reincorporation Merger will be the bylaws of the surviving Company, unless later amended in accordance with Nevada law.

Conditions to the Merger

The obligations of AMGAS-DE and AMGAS-NV to consummate the Reincorporation Merger are subject to the satisfaction or waiver of the conditions that the Reincorporation Merger shall have been approved and adopted by the Written Consent of the Consenting Voting Stockholders of AMGAS-DE.

Other than Board approval, the receipt of the Written Consent of the Consenting Voting Stockholders, notification to FINRA, the filing of the Merger Certificates in Delaware and Nevada and this Information Statement, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Effect on Stock Certificates

The Reincorporation Merger will not have any effect on the transferability of outstanding stock certificates representing our Common Stock. It will not be necessary for stockholders to exchange their existing stock certificates for certificates of AMGAS-NV. Each stock certificate representing issued and outstanding shares of Common Stock of AMGAS-DE will continue to represent the same number of shares of Common Stock of AMGAS-NV.

Abandonment of Reincorporation Merger

Our Board may, in its sole discretion, determine to abandon the Reincorporation Merger notwithstanding Written Consent by the Consenting Voting Stockholders approval of the Reincorporation Merger and the Merger Agreement.

Comparison of Rights under the Delaware General Corporation Act and the Chapter 78 of the Nevada Revised Statutes

The Company was incorporated under the laws of the State of Delaware. When the Reincorporation is consummated, we will reincorporate under the laws of the State of Nevada and our stockholders, whose rights currently are governed by Delaware law and the AMGAS-DE Certificate and AMGAS-DE Bylaws created pursuant to Delaware law, will be governed by Nevada law and the Nevada Articles and the Nevada Bylaws, which have been created under Nevada law.

The statutory corporate laws of the State of Nevada, as governed by Chapters 78 and 92A (concerning Mergers) of the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are summaries of material differences between the current rights of stockholders of AMGAS-DE and the rights of stockholders of AMGAS-NV following the consummation of the Reincorporation Merger.

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The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to Chapters 78 (concerning Corporations, generally) and 92A (concerning Mergers) of the NRS, as well as the forms of Nevada Articles and Nevada Bylaws, which are attached as Appendices B and D, respectively, to this Information Statement, and which will come into effect concurrently with the consummation of the Reincorporation Merger.

General. Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock entitled to vote. Nevada does not distinguish between removal of directors with or without cause.

Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

In Delaware, directors and members of any committee designated by the board are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports, and statements presented to the corporation by corporate officers, employees, committees of the board of directors, or other persons as to matters the member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Unlike Nevada, Delaware does not extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy.

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Delaware does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In fact, in a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart has a significantly higher threshold before such exception is applied, which requires the aforementioned presumption of the director or officer in question, acting in good faith, on an informed basis and with a view to the interests of the corporation, to have been rebutted and that it is proven that such director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties and that such breach involved intentional misconduct, fraud or a knowing violation of law. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision is comparatively more flexible than its Delaware counterpart with respect to limitation of personal liability of directors and officers.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Nevada provides broader indemnification in connection with stockholder derivative lawsuits. Both Delaware and Nevada law provide for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding: expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Both Delaware and Nevada corporations have the discretion to decide whether or not to advance expenses, unless its certificate of incorporation, or bylaws, with respect to Delaware, or articles of incorporation, bylaws or an agreement made by the corporation, with respect to Nevada, provide for mandatory advancement.

Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Delaware and Nevada law differ in their provisions on actions by written consent of stockholders. Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In particular, Nevada law also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its by-laws. The Nevada Bylaws do not contain such a prohibition.

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Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation, except that a corporation other than a nonstock corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding voting shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for two years after the person became an interested stockholder unless (i) the combination or transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder, or (ii) the combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or any affiliate or associate of the interested stockholder. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The Nevada Articles do not include a provision by which AMGAS-NV elects to opt out of these provisions.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Under Nevada law, unless the articles of incorporation provide otherwise, board approval and authorization of stockholders by a majority of outstanding shares entitled to vote is required for a merger or sale of all of the assets of a corporation. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of law has been developed under Delaware law as to what constitutes the “sale of substantially all of the assets” of a corporation, it is not as easy to determine at what point a sale of virtually all, but less than all, of the assets of a corporation would be considered a “sale of all the corporation’s assets” requiring stockholder approval under Nevada law, although it is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

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Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such surviving corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Dissenters’ Rights. In both Delaware and Nevada, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. Holders of securities listed on a national securities exchange, held by at least 2,000 stockholders of record, with a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares, are not entitled to dissenters’ rights. This exception is not, however, available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390 (3)(b), or a combination thereof. Nevada law prohibits a dissenting shareholder from voting his shares or receiving certain dividends or distributions after his dissent.

Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof.

Delaware allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff and makes it easier to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the president, unless the articles of incorporation or bylaws provide otherwise. Under the by-laws of AMGAS-DE, a special meeting of stockholders may be called by the secretary of AMGAS-DE upon the written request of stockholders holding of record at least 25% of the capital stock of AMGAS-DE entitled to vote generally in the election of directors. The Nevada Bylaws require the calling of a special meeting of stockholders by the secretary of AMGAS-NV upon the written request of stockholders representing not less than 25% of capital stock of AMGAS-NV entitled to vote generally in the election of directors.

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Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition to the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series before the increase or decrease in the number of authorized shares becomes effective, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Stockholder Inspection Rights. Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

Significant Differences between the Charter and Bylaws of American Noble Gas, Inc. Before and After the Effective Date of the Reincorporation Merger

The AMGAS-DE Certificate currently provides that the Company is authorized to issue 500,000,000 shares of Common Stock. Under the Nevada Articles filed with the Secretary of State of the State of Nevada on or about November 11, 2021, we will be authorized to issue 500,000,000 shares of Common Stock, par value $0.0001 per share.

The AMGAS-DE Certificate currently provides that the Company is authorized to issue 10,000,000 shares of Preferred Stock. Under the Nevada Articles filed with the Secretary of State of the State of Nevada on November 11, 2021, we will be authorized to issue 10,000,000 shares of Preferred Stock, par value $0.0001 per share.

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SECURTY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of October 22, 2021, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our equity securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table below is based upon 18,793,265 shares of Common Stock and 22,776 shares of Series A Preferred Stock outstanding as of October 22, 2021 (which shares of Series A Preferred Stock are entitled to a total of 3,818,880 votes). The percentage ownership information shown in the table excludes (a) shares of Common Stock issuable upon the exercise of outstanding warrants to purchase an aggregate of up to 12,480,784 shares of Common Stock, with a weighted average exercise price of $0.46 per share, (b) shares of Common Stock issuable upon outstanding stock options exercisable for up to 2,077,000 shares of Common Stock, with a weighted average exercise price of $5.73 per share and (c) 65,930 shares of Common Stock issuable upon conversion of $57,330 principal balance of 3% Convertible Promissory Notes outstanding.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if they possess sole or shared voting or investment power of that security, including securities that are convertible into and exercisable for shares of Common Stock within sixty (60) days after October 22, 2021. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock and Series A Preferred Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares of Common Stock that such person or persons has the right to acquire within sixty (60) days after October 22, 2021 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership.

Except as otherwise noted below, the address for persons listed in the table is c/o American Noble Gas, Inc., 15612 College Blvd., Lenexa, KS 66219.

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Shares Beneficially Owned					%
			Series A Preferred		Total Voting
	Common Stock		Stock		Power
5% or greater stockholders:	Shares	%	Shares	%	(1)
Lawrence D. Smith, estate	4,277,790	15.5%	-	-%	13.6%
Thomas J. Heckman (2)	2,444,746	8.8%	347,188	9.1%	8.9%

Directors and executive officers
Stanton E. Ross (3) President, Chief Executive Officer and Chairman	3,221,007	11.7%	-	-%	10.2%
Daniel F. Hutchins (4) Director, Chief Financial Officer, Treasurer and Secretary	3,938,548	14.3%	-	-%	12.5%
John Loeffelbein (5) Chief Operating Officer	2,000,000	7.2%	-	-%	6.4%
Leroy C. Richie (6) Director	1,287,861	4.7%	-	-%	4.1%

Directors and executive officers as a group (4 persons) (7)	10,447,416	37.9%	-	-%	33.2%

(1)	Percentage of total voting power represents voting power with respect to all shares of our Common Stock and Series A Preferred Stock, which have the same voting rights as our shares of Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them and holders of our shares of Series A Preferred Stock are entitled to one (1) vote for each share of Common Stock into which the Series A Preferred Stock is convertible, on an as converted basis. Notwithstanding the foregoing, the Series A Preferred Stock includes beneficial ownership limitations so that all holders of our Series A Preferred Stock are unable to convert their shares of Series A Preferred Stock to shares of Common Stock so that they would own greater than 4.99% of our issued and outstanding shares of Common Stock, unless they provide at least 61 days’ prior written notice to increase such beneficial ownership limitation up to a maximum of 9.99% of our issued and outstanding shares of Common Stock. These percentages reflect such beneficial ownership limitations.

(2)	Such shares of Common Stock beneficially owned by Mr. Heckman include: (i) 2,000 shares of Common Stock issuable upon full exercise of vested options, (ii) 442,746 shares held by Ozark Capital LLC (“Ozark”), which shares Mr. Heckman is deemed to beneficially own, and (iii) 1,250,000 restricted shares of Common Stock, which are subject to forfeiture. Such shares of Common Stock beneficially owned by Mr. Heckman exclude an aggregate of 603,598 shares of Common Stock that would be issuable in any combination, but for the applicable Beneficial Ownership Limitation (i) upon conversion of 1,111 shares of Series A Preferred Stock held by Ozark and (ii) upon exercise of March Warrants held by Ozark.

Such shares of Series A Preferred Stock beneficially owned by Mr. Heckman include 1,111 shares of Series A Preferred Stock held by Ozark, which shares Mr. Heckman, who in the managing member of Ozark, is deemed to beneficially own and are convertible into 347,188 shares of Common Stock. Conversion of such shares of Series A Preferred Stock beneficially owned by Mr. Heckman are subject to the applicable beneficial ownership limitation.

(3)	Such shares of Common Stock beneficially owned by Mr. Ross include: (i) 130,000 shares of Common Stock issuable upon full exercise of vested options, (ii) up to 1,051,416 shares of Common Stock issuable upon full exercise of a Creditor Warrant, (iii) 12,091 shares of Common Stock issuable upon full conversion of a Note, including accruable interest, and (iv) 1,250,000 restricted shares of Common Stock, which are subject to forfeiture.

(4)	Such shares of Common Stock beneficially owned by Mr. Hutchins include: (i) 57,500 shares of Common Stock issuable upon full exercise of vested options, (ii) up to 3,324,813 shares of Common Stock issuable upon full exercise of a Creditor Warrant, (iii) 38,235 shares of Common Stock issuable upon full conversion of a Note, including accruable interest, and (iv) 312,500 restricted shares of Common Stock, which are subject to forfeiture.

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(5)	Such shares of Common Stock beneficially owned by Mr. Loeffelbein consist of 2,000,000 restricted shares of Common Stock issued to Mr. Loeffelbein as compensation in October 2019, which are fully vested.

(6)	Such shares of Common Stock beneficially owned by Mr. Richie include: (i) 52,500 shares of Common Stock issuable upon full exercise of vested options, (ii) 727,000 shares of Common Stock issuable upon full exercise of a Creditor Warrant, (iii) 8,361 shares of Common Stock issuable upon full conversion of a Note, including accruable interest, and (iv) 312,500 restricted shares of Common Stock, which are subject to forfeiture.

(7)	See the information included in footnotes 2 through 6 above.

DISSENTERS’ RIGHT OF APPRAISAL

Pursuant to Section 262 of the DGCL, if stockholders of record do not wish to accept the merger consideration provided for in the Merger Agreement and the Reincorporation Merger is consummated, such stockholders who comply with the applicable requirements of Section 262 of the DGCL and do not otherwise withdraw or lose the right to appraisal under Delaware law have the right to seek appraisal of the fair value of their shares and to receive payment in cash for the fair value of their shares, exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation Merger, as determined by the Delaware Court of Chancery, if the Reincorporation Merger is completed. The “fair value” of your shares as determined by the Delaware Court of Chancery may be more or less than, or the same as, the value of the merger consideration per share that you are otherwise entitled to receive under the terms of the Merger Agreement. Stockholders who wish to preserve any appraisal rights must so advise us by submitting a demand for appraisal within the period prescribed by Section 262 of the DGCL, and must otherwise follow the procedures prescribed by Section 262 of the DGCL. A person having a beneficial interest in shares of our stock held of record in the name of another person, such as a broker, bank or other nominee, must act promptly to cause the record holder to perfect appraisal rights. In view of the complexity of Section 262 of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors. Failure to comply strictly with all conditions for asserting rights as a dissenting stockholder, including the time limits set forth in Section 262 of the DGCL, will result in loss of such dissenting stockholder’s rights prescribed by Section 262 of the DGCL. If you fail to follow the steps required by Section 262 of the DGCL for perfecting dissenting stockholder appraisal rights, then you may lose these rights. In that case, you will receive the shares of AMGAS-NV Common Stock or AMGAS-NV Series A Preferred Stock, as applicable, to which you are entitled, in accordance with the Merger Agreement.

This section is intended only as a brief summary of the material provisions of the Delaware statutory procedures that a stockholder must follow in order to seek and perfect appraisal rights under Section 262 of the DGCL, the full text of which is attached as Appendix E to this Information Statement. This summary, however, is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under the DGCL. This summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL. Unless otherwise noted, all references in this summary to “stockholders” or “you” are to the record holders of shares of Common Stock or Series A Preferred Stock as of the Record Date. A person having a beneficial interest in shares of Common Stock or Series A Preferred Stock held of record in the name of another person must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

Section 262 of the DGCL requires that, because the Merger Agreement is being adopted by a written consent of stockholders in lieu of a meeting of stockholders, certain stockholders must be given notice that appraisal rights are available. A copy of Section 262 of the DGCL must be included with such notice. The notice must be provided after the Reincorporation Merger is approved and no later than ten days after the effective time of the merger. Only those stockholders who did not submit a written consent adopting the Merger Agreement and who have otherwise complied with Section 262 of the DGCL are entitled to receive such notice. The notice may be given by the Company, if sent prior to the effective time of the Reincorporation Merger, or the surviving corporation in the Reincorporation Merger, if given after the effective time of the Reincorporation Merger. If given at or after the effective time of the Reincorporation Merger, the notice must also specify the effective time of the Reincorporation Merger; otherwise, a supplementary notice will provide this information.

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A stockholder wishing to exercise appraisal rights must hold of record the shares of our Common Stock or Series A Preferred Stock on the date the written demand for appraisal is made and must continue to hold of record the shares of our Common Stock or Series A Preferred Stock through the effective time of the Reincorporation Merger. Appraisal rights will be lost if your shares of Common Stock or Series A Preferred Stock are transferred prior to the effective time of the Reincorporation Merger. If you are not the stockholder of record, you will need to follow special procedures as discussed further below.

If you and/or the record holder of your shares of Common Stock or Series A Preferred Stock fail to comply with all of the conditions required by Section 262 of the DGCL to perfect your appraisal rights, and the Reincorporation Merger is completed, you (assuming that you hold your shares through the effective time of the Reincorporation Merger) will be entitled to receive payment for your shares of Common Stock or Series A Preferred Stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Common Stock or Series A Preferred Stock.

If you wish to exercise dissenter’s appraisal rights, then you must:

(1)	not consent to approve the Merger Agreement;
(2)	deliver to the Company, within 20 days after the mailing of this Information Statement (which constitutes notice to you), a written demand for appraisal; and
(3)	continuously hold of record your shares of our Common Stock or Series A Preferred Stock from the date of delivering a demand for appraisal through the effective time of the Merger.

If you fail to comply with any of these conditions and the Reincorporation Merger becomes effective, then you will lose your dissenting stockholder appraisal rights and you will receive instead the shares of Common Stock or Series A Preferred Stock you are entitled to receive in accordance with the Merger Agreement. All written demands for appraisal under Section 262 of the DGCL must be sent or delivered to American Noble Gas, Inc., c/o Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019, Attention: David E. Danovitch, Esq.

In order to satisfy Section 262 of the DGCL, a demand for appraisal in respect of shares of Common Stock or Series A Preferred Stock must reasonably inform the Company or the surviving corporation, as applicable, of the identity of the stockholder of record and their intent to seek appraisal rights. The demand for appraisal should be executed by or on behalf of the holder of record of the shares of Common Stock or Series A Preferred Stock, fully and correctly, as the stockholder’s name appears on the stock certificate(s), should specify the stockholder’s name and mailing address and the number of shares registered in the stockholder’s name, and must state that the person intends thereby to demand appraisal of the stockholder’s shares of Common Stock or Series A Preferred Stock in connection with the Reincorporation Merger. The demand cannot be made by the beneficial owner of shares of Common Stock or Series A Preferred Stock if such beneficial owner does not also hold of record the shares of Common Stock or Series A Preferred Stock. The beneficial owner of shares of Common Stock or Series A Preferred Stock must, in such cases, have the holder of record of such shares of Common Stock or Series A Preferred Stock submit the required demand in respect of such shares.

If shares of Common Stock or Series A Preferred Stock are held of record by a person other than the beneficial owner, including a fiduciary (such as a trustee, guardian or custodian) or other nominee, a demand for appraisal must be executed by such record holder of such shares. If the shares of Common Stock or Series A Preferred Stock are held of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners of such shares. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder; however, the agent must identify the record holder or holders and expressly disclose the fact that, in executing the demand, they are acting as agent for the record holder or holders. A record holder, who holds shares of Common Stock or Series A Preferred Stock as a nominee for others, may exercise their right of appraisal with respect to the shares of Common Stock or Series A Preferred Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock or Series A Preferred Stock as to which appraisal is sought. Where no number of shares of Common Stock or Series A Preferred Stock is expressly mentioned, the demand for appraisal will be presumed to cover all shares of Common Stock or Series A Preferred Stock held in the name of the record holder.

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At any time within 60 days after the effective time of the Reincorporation Merger, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand for appraisal and accept the merger consideration for their shares of Common Stock or Series A Preferred Stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the Reincorporation Merger will require written approval of the surviving corporation. Unless the demand for appraisal is properly withdrawn by the stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party within 60 days after the effective time of the Reincorporation Merger, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the court deems just. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the merger consideration for their shares of Common Stock or Series A Preferred Stock.

Within 120 days after the effective time of the Reincorporation Merger, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Common Stock or Series A Preferred Stock held by all stockholders entitled to appraisal. Upon the filing of such a petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The Company has no present intent to file such a petition and has no obligation to cause such a petition to be filed, and stockholders should not assume that the surviving corporation will file a petition. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify his, her or its previous written demand for appraisal. In addition, within 120 days after the effective time of the Reincorporation Merger, any stockholder who has properly filed a written demand for appraisal, upon written request, will be entitled to receive from the surviving corporation, a statement setting forth the aggregate number of shares of Common Stock or Series A Preferred Stock for which a written consent adopting the Merger Agreement was not submitted and with respect to which demands for appraisal have been received, and the aggregate number of holders of such shares. The statement must be mailed within ten days after such written request has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of Common Stock or Series A Preferred Stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the surviving corporation such statement.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is served upon the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of Common Stock or Series A Preferred Stock and with whom agreements as to the value of their shares of Common Stock or Series A Preferred Stock have not been reached. After notice to stockholders who have demanded appraisal, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition and to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of Common Stock or Series A Preferred Stock to submit their stock certificates to the Delaware Register in Chancery for notation of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determination of the stockholders entitled to appraisal of their shares of Common Stock or Series A Preferred Stock, the Delaware Court of Chancery will appraise the shares of Common Stock or Series A Preferred Stock, determining their fair value as of the effective time of the Reincorporation Merger after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the stock certificates representing their shares of Common Stock or Series A Preferred Stock. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective time of the Reincorporation Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the Reincorporation Merger and the date of payment of the judgment.

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The Company makes no representation as to the outcome of the appraisal of fair value as determined by the court and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Reincorporation Merger consideration. Moreover, the Company does not anticipate offering more than the Reincorporation Merger consideration to any stockholder exercising appraisal rights and the Company reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of Common Stock or Series A Preferred Stock is less than the per share merger consideration.

In determining “fair value,” the court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger and that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc. , the Delaware Supreme Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger , the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Each stockholder seeking appraisal is responsible for their attorneys’ and expert witness expenses, although, upon the application of a stockholder, the Delaware Court of Chancery could order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of Common Stock or Series A Preferred Stock entitled to appraisal. Any stockholder who has duly demanded appraisal in compliance with Section 262 of the DGCL will not, after the effective time of the Reincorporation Merger, be entitled to vote shares of Common Stock or Series A Preferred Stock subject to that demand for any purpose or to receive payments of dividends or any other distributions with respect to those shares of Common Stock or Series A Preferred Stock, other than with respect to payments as of a record date prior to the effective time of the Reincorporation Merger. However, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if a stockholder otherwise fails to perfect their appraisal rights, successfully withdraws their demand for appraisal or loses their right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will only be entitled to receive the merger consideration for their shares of Common Stock or Series A Preferred Stock pursuant to the Merger Agreement.

FAILING TO FOLLOW PROPER STATUTORY PROCEDURES WILL RESULT IN LOSS OF YOUR APPRAISAL RIGHTS. In view of the complexity of Section 262 of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports and other information with the SEC. The Company’s filings are available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov) and the Company’s website (www.IFNYOILANDGAS.com).

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Stockholders may obtain documents by requesting them in writing or by telephone 913-232-5349 from the Company at the following address: 15612 College Blvd., Lenexa, Kansas 66219. Stockholders may also obtain documents on the Company’s website (www.IFNYOILANDGAS.com).

This information statement is dated November 5, 2021. You should not assume that the information contained in this information statement is accurate as of any date other than that date.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at American Noble Gas, Inc., 15612 College Blvd., Lenexa, KS 66219.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive office.

This Information Statement is provided to the stockholders of the Company only for informational purposes in connection with the stockholder action by Written Consent described herein, pursuant to and in accordance with Rule 14c-2 under the Exchange Act.

By order of the Board of Directors

/s/ Stanton E. Ross
Stanton E. Ross
Chairman

Overland Park, Kansas

November 5, 2021

●	Appendix A – Merger Agreement

●	Appendix B – Nevada Articles of Incorporation

●	Appendix C - Nevada Certificate of Designation of Series A Convertible Preferred Stock

●	Appendix D – Nevada Bylaws

●	Appendix E – Appraisal Rights Procedures

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APPENDIX A

AGREEMENT AND PLAN OF MERGER

OF

AMERICAN NOBLE GAS, INC., A DELAWARE CORPORATION

WITH AND INTO

AMERICAN NOBLE GAS, INC., A NEVADA CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of December 3, 2021, by and between American Noble Gas, Inc., a Delaware corporation (“AMGAS-DE”), and American Noble Gas, Inc., a Nevada corporation (“AMGAS-NV”), which corporations are sometimes referred to herein as the “Constituent Corporations.”

W I T N E S E T H:

WHEREAS, AMGAS-DE was organized and existing under the laws of the State of Delaware, pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 29, 2005, as amended by that certain Corrected Instrument Certificate, along with a Corrected Certificate of Incorporation filed on September 13, 2006, a Certificate of Amendment of Certificate of Incorporation filed on November 17, 2015 and a Second Certificate of Amendment of Certificate of Incorporation filed on October 14, 2021;

WHEREAS, AMGAS-NV is a wholly-owned subsidiary of AMGAS-DE, having been incorporated under the laws of the State of Nevada, pursuant to Articles of Incorporation filed with the Secretary of State of the State of Nevada on November 11, 2021;

WHEREAS, the respective Boards of Directors of AMGAS-DE and AMGAS-NV have approved by written consent this Agreement and the merger of AMGAS-DE with and into AMGAS-NV, with AMGAS-NV continuing as the surviving company (the “Merger”);

WHEREAS, the Delaware General Corporation Law, as amended (the “DGCL”) and Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”) permit the Merger; and

WHEREAS, the Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended (including the Treasury Regulations in effect thereunder, the “Code”).

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, AMGAS-DE and AMGAS-NV hereto agree as follows:

ARTICLE I

MERGER

1.1 Upon the terms and subject to the conditions of this Agreement, a Certificate of Merger (the “Certificate of Merger”) shall be duly prepared and executed by AMGAS-NV in accordance with the DGCL and filed with the Secretary of State of the State of Delaware and Articles of Merger (the “Articles of Merger”) shall be duly prepared and executed by the Constituent Companies in accordance with the NRS, and shall be filed with the Secretary of State of the State of Nevada, (together, the “Merger Certificates”). The Merger shall become effective upon the later of (a) the filing of the Merger Certificates with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada (b) the date the Constituent Companies obtain a market effective date from the Financial Industry Regulatory Authority and (b) such other date and time as AMGAS-DE and AMGAS-NV shall agree and specify in the Merger Certificates (the “Effective Time”).

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1.2 At the Effective Time, as provided herein, AMGAS-DE shall be merged with and into AMGAS-NV, and the separate existence of AMGAS-DE shall cease to exist. AMGAS-NV shall continue to exist under the laws of the State of Nevada as the surviving entity following the Merger. The consummation of the Merger will have the effects provided in the DGCL and NRS, including, without limitation, the assets and liability of AMGAS-DE becoming the property of the AMGAS-NV following the Merger.

1.3 From time to time, as and when required by AMGAS-NV or by its successors and assigns, AMGAS-DE shall execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as AMGAS-NV may deem necessary in order to vest in and confirm to AMGAS-NV title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of AMGAS-DE and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE II

ARTICLES OF INCORPORATION AND BYLAWS OF SURVIVING CORPORATION

2.1 The Articles of Incorporation of AMGAS-NV, as in effect at the Effective Time, shall be the Articles of Incorporation of AMGAS-NV (the “AMGAS-NV Charter”) until duly amended in accordance with the terms thereof and the NRS.

2.2 The Bylaws of the AMGAS-NV, as in effect at the Effective Time, shall be the Bylaws of AMGAS-NV (the “AMGAS-NV Bylaws”) until duly amended in accordance with the terms thereof and the NRS.

ARTICLE III

OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

3.1 The officers of AMGAS-DE immediately prior to the Effective Time shall be the officers of the AMGAS-NV immediately after the Effective time, each to hold off in accordance with the provisions of the NRS, the AMGAS-NV Charter and the AMGAS-NV Bylaws until their respective successors shall have been appointed or elected.

3.2 The directors of AMGAS-DE immediately prior to the Effective Time shall be the officers and directors of AMGAS-NV immediately after the Effective Time, and such persons shall hold the office of director in accordance with the provisions of the NRS, the AMGAS-NV Charter and AMGAS-NV Bylaws, as amended, until their respective successors shall have been appointed or elected.

3.3 If, at the Effective Time, a vacancy shall exist in the Board of Directors of AMGAS-NV, such vacancy shall be filled in the manner provided by the AMGAS-NV Bylaws.

ARTICLE IV

TREATMENT OF CAPITAL STOCK

4.1 At the Effective Time, each share of Common Stock of AMGAS-DE, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “AMGAS-DE Common Stock”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) fully-paid and nonassessable newly issued share of common stock, par value $0.0001 per share, of AMGAS-NV (the “AMGAS-NV Common Stock”), and (ii) each outstanding share of AMGAS-NV Common Stock held by AMGAS-DE immediately prior to the Merger shall be retired and canceled. Certificates representing shares of AMGAS-DE Common Stock will represent shares of AMGAS-NV Common Stock, and upon surrender of the same to the transfer agent for AMGAS-DE, who shall continue to serve as the transfer agent for AMGAS-NV, the holder thereof shall be entitled to receive, in exchange therefor, a certificate or certificates representing the equivalent number shares of AMGAS-NV Common Stock into which the AMGAS-DE Common Stock has been converted.

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4.2 At the Effective Time, each share of Preferred Stock of AMGAS-DE, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “AMGAS-DE Preferred Stock”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) fully-paid and nonassessable newly-issued share of common stock, par value $0.0001 per share, of AMGAS-NV (the “AMGAS-NV Preferred Stock”), and (ii) each outstanding share of AMGAS-NV Preferred Stock held by AMGAS-DE immediately prior to the Merger shall be retired and canceled. Certificates representing shares of AMGAS-DE Preferred Stock will represent shares of AMGAS-NV Preferred Stock, and upon surrender of the same to the transfer agent for AMGAS-DE, who shall continue to serve as the transfer agent for AMGAS-NV, the holder thereof shall be entitled to receive, in exchange therefor, a certificate or certificates representing the equivalent number shares of AMGAS-NV Preferred Stock into which the AMGAS-DE Preferred Stock has been converted.

4.3 At the Effective Time, each option and right to acquire AMGAS-DE Common Stock, and each warrant or other right to purchase AMGAS-DE Common Stock issued and outstanding immediately prior to the Effective Time (together, the “AMGAS-DE Options, Warrants and Rights”), shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into equivalent options, warrants and rights to purchase the number of shares of AMGAS-NV Common Stock on a one-for-one basis including at the same exercise, conversion or strike price of such converted options, warrants and rights.

4.4 At the Effective Time, all rights with respect to the AMGAS-DE Common Stock, the AMGAS-DE Preferred Stock and the AMGAS-DE Options, Warrants and Rights shall cease and terminate, and the AMGAS-DE Common Stock, the AMGAS-DE Preferred Stock and the AMGAS-DE Options, Warrants and Rights shall no longer be deemed to be outstanding, whether or not the certificate(s), if any, representing such stock have been surrendered.

4.5 At the Effective Time, each share of capital stock of AMGAS-NV issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as shares of capital stock of AMGAS-NV.

ARTICLE V

DISSENTING SHARES

5.1 Holders of shares of AMGAS-DE Common Stock and AMGAS-DE Preferred Stock who have complied with all requirements for perfecting their rights of appraisal set forth in Section 262 of the DGCL shall be entitled to their rights under Delaware law with respect to payments to be made by AMGAS-NV in connection with the Merger.

ARTICLE VI
TAX MATTERS

6.1 This Agreement is intended to constitute a plan of reorganization for purposes of Treasury Regulations Section 1.368-2(g) and Sections 354, 361, and 368 of the Code, and the Merger is intended to constitute a reorganization under Section 368(a) of the Code. Each party hereto shall perform, and shall cause its affiliates to perform, its United States federal income tax reporting and conforming state tax reporting in accordance with such treatment unless otherwise required by a determination as defined in Section 1313(a) of the Code.

ARTICLE VII

MISCELLANEOUS

7.1 GOVERNING LAW. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule thereof, and interpreted consistent with the intent that the Merger qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code.

7.2 EXPENSES. If the Merger becomes effective, AMGAS-NV shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, AMGAS-DE shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

7.3 AMENDMENT AND MODIFICATION. The Boards of Directors of AMGAS-DE and AMGAS-NV may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of AMGAS-DE may not (i) change the amount or kind of shares to be received in exchange for or on conversion of the shares of the AMGAS-DE Common Stock or the AMGAS-DE Preferred Stock; or (ii) alter or change any of the terms and conditions of this Agreement or the AMGAS-NV Charter or AMGAS-NV Bylaws if such change would adversely affect the holders of the AMGAS-DE Common Stock or AMGAS-DE Preferred Stock.

7.4 TERMINATION. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, or the consent of the Board of Directors of AMGAS-DE and AMGAS-NV.

7.5 AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. An executed copy of this Agreement will be on file at the principal place of business of AMGAS-NV and, upon request and without cost, a copy thereof will be furnished to any stockholder.

7.6 COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

AMERICAN NOBLE GAS, INC.
a Nevada corporation

By:	/s/ Stanton E. Ross
Stanton E. Ross Chief Executive Officer

AMERICAN NOBLE GAS, INC.
a Delaware corporation

By:	/s/ Stanton E. Ross
Stanton E. Ross Chief Executive Officer

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APPENDIX B

ARTICLES OF INCORPORATION

OF

AMERICAN NOBLE GAS, INC. (a Nevada Corporation)

ARTICLE 1
NAME

The name of the corporation is American Noble Gas, Inc. (the “Company”).

ARTICLE 2
REGISTERED AGENT

The address of the registered office of the Company in the State of Nevada is c/o Corporation Service Company, 112 North Curry St., Carson City, NV 89703. The name of its registered agent at that address is Corporation Service Company.

ARTICLE 3
PURPOSE

The purpose of the Company is to engage in any lawful act or activity for which a Corporation may be organized under the provisions of Nevada Revised Statutes 78.010 to 78.090 inclusive as amended.

ARTICLE 4
CAPITAL STOCK

4.1 Common Stock.

(a) The total number of shares of common stock, par value $0.0001 per share, that the Company is authorized to issue is 500,000,000.

(b) Each holder of common stock shall be entitled to one vote for each share of common stock held on all matters as to which holders of common stock shall be entitled to vote. Except for and subject to those preferences, rights, and privileges expressly granted to the holders of all classes of stock at the time outstanding having prior rights, and any series of preferred stock which may from time to time come into existence, and except as may be otherwise provided by the laws of the State of Nevada, the holders of common stock shall have exclusively all other rights of stockholders of the Company, including, but not limited to, (i) the right to receive dividends when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon the dissolution and liquidation of the Company, the right to receive ratably and equally all of the assets of the Company remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.

4.2 Preferred Stock.

(a) The total number of shares of preferred stock, par value $0.0001 per share, that the Company is authorized to issue is 10,000,000.

(b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, subject to the limitations prescribed by law and in accordance with the provisions hereof, including but not limited to the following:

(1) The designation of the series and the number of shares to constitute the series.

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(2) The dividend rate of the series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(3) Whether the shares of the series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption.

(4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of the series.

(5) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

(6) The extent, if any, to which the holders of the shares of the series shall be entitled to vote with respect to the election of directors or otherwise.

(7) The restrictions, if any, on the issue or reissue of any additional preferred stock.

(8) The rights of the holders of the shares of the series upon the dissolution, liquidation, or winding up of the corporation.

ARTICLE 5
DIRECTORS

5.1 Authority, Number and Election of Directors. The business and affairs of the Company shall be conducted by or under the direction of the Board of Directors. The number of directors of the Company shall be fixed from time to time in the manner provided in the bylaws and may be increased or decreased from time to time in the manner provided in the bylaws; provided, however, that, except as otherwise provided in this Article 5, the number of directors shall not be less than three or more than seven. Election of directors need not be by written ballot except and to the extent provided in the bylaws of the Company. In the event that the holders of any class or series of preferred stock shall be entitled, by a separate class vote, to elect directors as may be specified pursuant to Article 4, then the provisions of such class or series of stock with respect to such rights shall apply. The number of directors that may be elected by the holders of any such class or series of preferred stock shall be in addition to the number fixed pursuant to this Section 5.1.

5.2 Removal of Directors. Subject to any rights of the holders of any series of preferred stock, any director may be removed from office at any time, but only by the affirmative vote of the holders of not less than sixty six and two-thirds percent (66 2/3%) of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (considered for this purpose as one class).

5.3 Quorum. A quorum of the Board of Directors for the transaction of business shall not consist of less than a majority of the total number of directors, except as otherwise may be provided in these Articles of Incorporation or in the bylaws with respect to filling vacancies.

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5.4 Newly Created Directorships and Vacancies. Except as otherwise fixed pursuant to the rights of the holders of any class or series of preferred stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the new directorship which was created or in which the vacancy occurred and until such director’s successor shall have been elected and qualified.

ARTICLE 6
BYLAWS

Except as otherwise provided in these Articles of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend and rescind any or all of the bylaws of the Company.

ARTICLE 7
STOCKHOLDERS

7.1 Meetings. Meetings of stockholders may be held within or without the State of Nevada, as determined by the Board of Directors. Each meeting of stockholders will be held on the date and at the time arid place determined by the Board of Directors. Except as otherwise required by law and subject to the rights of the holders of any class or series of preferred stock, special meetings of the stockholders may be called only by the chairman of the board, the chief executive officer, the president or any officer of the Company upon the written request of a majority of the Board of Directors, or as provided in the bylaws.

ARTICLE 8
VOTING REQUIREMENT

Notwithstanding any other provisions of these Articles of Incorporation or of the bylaws of the Company (and notwithstanding the fact that a lesser percentage may be otherwise specified by law, these Articles of Incorporation or the bylaws), the affirmative vote of the holders of not less than sixty six and two-thirds percent (66 2/3%) of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (considered for this purpose as one class), shall be required to amend or repeal or adopt any provisions inconsistent with Articles 5, 8, 9 or 10 of these Articles of Incorporation.

ARTICLE 9
LIABILITY OF OFFICERS AND DIRECTORS

9.1 General. A director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the NRS as currently in effect or as the same may hereafter be amended.

9.2 Amendment. No amendment, modification or repeal of this Article 9 shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

ARTICLE 10
INDEMNIFICATION

10.1 General. The Company shall indemnify to the fullest extent permitted by and in the manner permissible under the NRS, as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Company ₹o provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), any person made, or threatened to be made, a party to any threatened, pending or completed action, suit, or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (a) is or was a director or officer of the Company or any predecessor of the Company or (b) is or was a director or officer of the Company or any predecessor of the Company and served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of the Company or any predecessor of the Company; provided, however, that except as provided in Section 10.4, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

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10.2 Advancement of Expenses. The right to indemnification conferred in this Article 10 shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Company within twenty days after the receipt by the Company of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the NRS requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article 10 or otherwise.

10.3 Procedure for Indemnification. To obtain indemnification under this Article 10, a claimant shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall he made as follows: (a) if requested by the claimant or if there are no Disinterested Directors (as hereinafter defined), by Independent Counsel (as hereinafter defined), or (b) by a majority vote of the Disinterested Directors, even though less than a quorum, or by a majority vote of a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, even though less than a quorum. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

10.4 Certain Remedies. If a claim under Section 10.1 is not paid in full by the Company within thirty days after a written claim pursuant to Section 10.3 has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Company) that the claimant has not met the standard of conduct which makes it permissible under the NRS for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Company (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

10.5 Binding Effect. if a determination shall have been made pursuant to Section 10.3 that the claimant is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4,

10.6 Validity of this Article. The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 that the procedures and presumptions of this Article 10 are not valid, binding and enforceable and shall stipulate in such proceeding that the Company is bound by all the provisions of this Article 10.

10.7 Nonexclusivity, etc. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Article 10 shall in any way diminish or adversely affect the rights of any present or former director, officer, employee or agent of the Company or any predecessor thereof hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

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10.8 Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the NRS.

10.9 Indemnification of Other Persons. The Company may grant rights to indemnification, arid rights to be paid by the Company the expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of the Company or any predecessor of the Company to the fullest extent of the provisions of this Article 10 with respect to the indemnification and advancement of expenses of directors and officers of the Company.

10.10 Severability. If any provision or provisions of this Article 10 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 10 (including, without limitation, each portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article 10 (including, without limitation, each such portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

10.11 Certain Definitions. For purposes of this Article 10:

(a) “Disinterested Director” means a director of the Company who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(b) “Independent Counsel” means a law firm, a member of a law fine, or an independent practitioner that is experienced in matters of corporation law and shall include any such person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or the claimant in an action to determine the claimant’s rights under this Article 10. Independent Counsel shall be selected by the Board of Directors.

ARTICLE 11
INITIAL DIRECTORS

11.1 Incorporator. The name and mailing address of the incorporator is Stanton E. Ross, c/o American Noble Gas, Inc.. Immediately upon filing of this certificate, the powers of the incorporator shall cease.

11.2 Initial Director. The names of the initial directors are listed below and the mailing address of such directors is: c/o American Noble Gas, Inc., 15612 College Blvd. Lenexa, KS 66219.

●	Stanton E. Ross;
●	Leroy C. Richie; and
●	Daniel F. Hutchins

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IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, do hereby further certify that the facts hereinabove stated are truly set forth and, accordingly, I have hereunto set my hand this 11th day of November, 2021.

/s/ Stanton E. Ross
Stanton E. Ross, Incorporator

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APPENDIX C

CERTIFICATE OF DESIGNATION

AMERICAN NOBLE GAS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.195 of the

Nevada Revised Statutes, as Amended

The undersigned, Stanton E. Ross does hereby certify that:

1. He is the Chief Executive Officer of American Noble Gas, Inc., a Nevada corporation (the “Corporation”).

2. The Corporation is authorized pursuant to its Articles of Incorporation, to issue 10,000,000 shares of preferred stock, $0.0001 par value.

3. To this end, the following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”) on October 22, 2021:

“WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 10,000,000 shares, $0.0001 par value per share, issuable from time to time in one or more series; and

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them;

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Corporation and the provisions of the Articles of Incorporation the designation and number of shares thereof and the voting powers, preferences and other rights of the shares of such class, and the qualifications, limitation and restrictions thereof, designated as the Series A Convertible Preferred Stock, are as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, in addition to the terms defined in the Purchase Agreement dated March 15, 2021 between the Corporation and the purchasers signatory thereto (the “Purchase Agreement”) the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(e).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which the Federal Reserve Bank of New York is closed.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(c).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Equity Conditions” means, during the period in question, (a) no event of default shall have occurred, (b) the Corporation has timely filed (or obtained extensions in respect thereof and filed within the applicable grace period) all reports required to be filed by the Corporation after the date hereof pursuant to the Exchange Act and the Corporation has met the current public information requirements of Rule 144(c) under the Securities Act as of the end of the period in question, (c) the average daily dollar volume of the Common Stock for the previous fifteen (15) trading days must be greater than $25,000, (d) the Common Stock must be DWAC Eligible and not subject to a “DTC chill,” (e) on any date that the Corporation desires to make a payment of dividend in shares of Common Stock instead of cash, the Common Stock has closed at or above $0.15 per share on the Trading Market with respect to the Trading Day immediately prior to any date on which dividend is to be paid, and (f) the Conversion Shares are deemed “free trading” shares. For the purposes of this definition, “free trading” shares shall mean that such shares are eligible for resale pursuant to Rule 144 (provided the Corporation is compliant with its current public information requirements) promulgated by the SEC pursuant to the Securities Act of 1933, as amended, or such shares are the subject of a then effective registration statement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, advisors or independent contractors of the Corporation; provided, that such issuance is approved by a majority of the board of directors of the Corporation; and provided, further that such issuance shall not exceed in the aggregate 15% of the outstanding shares of Common Stock without the prior approval of the Purchaser, (b) shares of Common Stock, warrants or options to advisors or independent contractors of the Corporation for compensatory purposes, (c) securities issued upon the exercise or exchange of or conversion of any Preferred Stock issued pursuant to the Purchase Agreement, any shares of Preferred Stock issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof; provided, that such securities have not been amended since the Original Issue Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Corporation in effect as of the Original Issue Date; provided, that such obligations have not been materially amended since the Original Issue Date, and (e) securities issued pursuant to acquisitions or any other strategic transactions approved by a majority of the disinterested members of the Board of Directors provided, that any such issuance shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

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“Holder” shall have the meaning given such term in Section 2.

“Junior Stock” shall have the meaning set forth in Section 9.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Parity Stock” shall have the meaning set forth in Section 9.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Qualified Offering” means any equity financing transaction consummated after the Original Issue Date, pursuant to which the Corporation raises gross proceeds of not less than $5,000,000.

“Required Holders” shall have the meaning set forth in Section 9.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Preferred Stock” shall have the meaning set forth in Section 9.

“Share Delivery Date” shall have the meaning set forth in Section 6(d)(i).

“Stated Value” shall have the meaning set forth in Section 2.

“Subsidiary” means any direct or indirect subsidiary of the Corporation as set and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date Original Issue Date.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange OTC Markets or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transfer Agent” means Action Stock Transfer, the current transfer agent of the Corporation, with a mailing address of 2469 E. Fort Union Blvd, Suite 214, Salt Lake City, UT 84121 and a phone number of (801) 274-1088, attention: Justeene Blankenship, and any successor transfer agent of the Corporation.

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series A Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 27,778 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $100.00 (the “Stated Value”).

Section 3. Dividends. Holders shall be entitled to receive, and the Corporation, at its option, shall pay (i) in cash, or (ii) by issuing shares of free trading Common Stock to Holders, dividends on shares of Preferred Stock, based on the Stated Value, at a rate of ten percent (10%) per annum, commencing on April 1, 2021, pro rated, and continuing on each July 1st, October 1st, and January 1st thereafter until the earlier of (i) the date that the Preferred Stock is converted to Common Stock or (ii) date the Corporation’s obligations hereunder have been satisfied in full (the “Dividend Termination Date”). Such dividends shall accrue and be compounded daily on the basis of a 360-day day year and twelve (12) 30-day months and, in addition to the previously mentioned payment dates, shall be paid either promptly upon the occurrence of an event of default, after conversion of the Preferred Stock or on the Dividend Termination Date, if the Preferred Stock has not been converted prior to the Dividend Termination Date. No other dividends shall be paid on shares of Preferred Stock.

Section 4. Voting Rights. The Preferred Shares will vote with the shares of Common Stock, on an as-converted to Common Stock basis, with respect to all matters on which the holders of Common Stock are entitled to vote, subject to any applicable Beneficial Ownership Limitations. In addition, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its Articles of Incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the greater of the following amounts:

(a) the aggregate Stated Value of the Preferred Shares; or

(b) the amount the Holder would be entitled to receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

In addition, in the case of either (a) or (b) above, the Holders will be entitled to the payment of all accrued and unpaid dividends on the Preferred Stock and, in the event any of such dividends are payable in shares of Common Stock, the cash value of such shares of Common Stock upon Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than forty-five (45) days prior to the payment date stated therein, to each Holder.

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Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time on or after the Original Issue Date, at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall also be paid any accrued and unpaid cash dividends and/or issued shares of Common Stock, if dividends are payable in shares of Common Stock, based on the applicable rate of conversion, at the same time the Conversion Shares are issued to the Holders. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued. Notwithstanding the foregoing in this Section 6(a), a holder whose interest in the Preferred Stock is a beneficial interest in certificate(s) representing the Preferred Stock held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect conversions made pursuant to this Section 6(a) by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for conversion, complying with the procedures to effect conversions that are required by DTC (or such other clearing corporation, as applicable), subject to a Holder’s right to elect to receive Preferred Stock in certificated form pursuant to Section 2, in which case this sentence shall not apply.

b) Mandatory Conversion. Upon the Corporation’s closing of a Qualified Offering, after the Original Issue Date, all shares of Preferred Stock will automatically convert into the same securities issued by the Corporation in the Qualified Offering, upon the same terms as provided in the Qualified Offering (subject to the limitations set forth in Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the price per share of the Common Stock in the Qualified Offering (or the effective price on an as converted price to Common Stock if the securities offered in the Qualified Offering are Common Stock Equivalents. In addition, Holders shall also be paid any accrued and unpaid cash dividends and/or issued shares of Common Stock, if dividends are payable in shares of Common Stock, based on the applicable rate of conversion, at the same time the Conversion Shares are issued to the Holders. Holders shall deliver the certificates representing such shares of Preferred Stock promptly following the Conversion Date. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued. Notwithstanding the foregoing in this Section 6(b), a holder whose interest in the Preferred Stock is a beneficial interest in certificate(s) representing the Preferred Stock held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect conversions made pursuant to this Section 6(b) by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for conversion, complying with the procedures to effect conversions that are required by DTC (or such other clearing corporation, as applicable), subject to a Holder’s right to elect to receive Preferred Stock in certificated form pursuant to Section 2, in which case this sentence shall not apply.

c) Conversion Price. The Conversion Price for the Preferred Stock shall equal $0.321 (the “Conversion Price”), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date as set forth in Section 7 hereof.

1 The Conversion Price shall be based on 110% times the five Trading Day VWAP prior to Closing.

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d) Mechanics of Conversion.

i. Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) Conversion Shares which shall be free of restrictive legends and trading restrictions representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, and (B) a bank check in the amount of accrued and unpaid cash dividends, if any, or additional shares of Common Stock if any accrued and unpaid dividends are payable in shares of Common Stock. On any date of delivery of Conversion Shares, the Corporation shall use its best efforts to deliver the Conversion Shares required to be delivered by the Corporation and any additional shares of Common Stock in payment of accrued and unpaid dividends, as applicable under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion or on the date of a mandatory conversion, as applicable. Notwithstanding the foregoing, with respect to any Notice(s) of Conversion delivered by 9:00 a.m. (New York City time) on the Original Issue Date, the Corporation agrees to deliver the Conversion Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Original Issue Date, and the Original Issue Date being deemed the “Share Delivery Date” with respect to any such Notice(s) of Conversion.

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion and Payment of Dividends in Shares of Common Stock. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and the payment of any and all dividends payable to the Holders in shares of Common Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock or the payment of dividends in Common Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion or any shares of Common Stock issuable upon the payment of dividends in shares of Common Stock, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock and the issuance of Dividend Shares, shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares or Dividend Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares or Dividend Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares or Dividend Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares and/or any Dividend Shares.

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e) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(e) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(e) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(e) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Lower Priced Transaction. So long as the Preferred Stock remains outstanding, other than in respect of an Exempt Issuance, the Corporation shall not enter into any financing transaction pursuant to which the Corporation sells its Securities at a price lower than the Conversion Price (subject to adjustment in accordance with Section 7(a)) without the written consent of the Holder.

e) Most Favored Nation Status. If the Corporation or any Subsidiary thereof, as applicable, at any time while the Preferred Stock is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Stock Equivalents, at an effective price per share less than the Conversion Price then in effect other than in respect of an Exempt Issuance (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced and only reduced to equal the Base Share Price. Such adjustment shall be made whenever such Common Stock or Stock Equivalents are issued. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Stock Equivalents subject to this Section 7(e), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(e), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Conversion. If the Corporation enters into a Variable Rate Transaction, despite the prohibition thereon in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Stock Equivalents at the lowest possible conversion or exercise price at which such Securities may be converted or exercised.

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f) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(f) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein.

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g) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

h) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each record Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each record Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 8. Redemption.

a) Redemption by the Corporation. The Preferred Stock is perpetual and has no maturity date. The Corporation may, at its option, at any time (the “Redemption Date”) and subject to providing written notice in accordance with Section 8(c), if all of the shares of Preferred Stock have not been converted to shares of Common Stock prior to the Redemption Date, redeem the outstanding shares of Preferred Stock, in whole or in part, at a cash redemption price per share of Preferred Stock equal to (a) within 60 days of the Original Issue Date, the sum of (i) 110% of the Stated Value, which the Corporation elects to redeem pursuant to an Optional Redemption plus (ii) all accrued but unpaid dividends and all liquidated damages and other amounts due in respect of the Preferred Stock; (b) between 61 days and 90 days of the Original Issue Date, the sum of (i) 115% of the Stated Value, which the Corporation elects to redeem pursuant to an Optional Redemption; and plus (ii) all accrued but unpaid dividends, and all liquidated damages and other amounts then due in respect of the Preferred Stock; (c) between 91 days and 120 days of the Original Issue Date, the sum of (i) 120% of the Stated Value, which the Corporation elects to redeem pursuant to an Optional Redemption; and plus (ii) all accrued but unpaid dividends, and all liquidated damages and other amounts then due in respect of the Preferred Stock; (d) between 121 days and 150 days of the Original Issue Date, the sum of (i) 125% of the Stated Value, which the Corporation elects to redeem pursuant to an Optional Redemption; and plus (ii) all accrued but unpaid dividends, and all liquidated damages and other amounts then due in respect of the Preferred Stock; (e) between 151 days and 180 days of the Original Issue Date, the sum of (i) 130% of the Stated Value, which the Corporation elects to redeem pursuant to an Optional Redemption; and plus (ii) all accrued but unpaid dividends, and all liquidated damages and other amounts then due in respect of the Preferred Stock; or (f) if on or after the 181st day after the Original Issue Date the sum of (i) 135% of the Stated Value, which the Corporation elects to redeem pursuant to an Optional Redemption plus (ii) all accrued but unpaid dividends and all liquidated damages and other amounts due in respect of the Preferred Stock. (the “Redemption Price”). The Redemption Price for any shares of Preferred Stock shall be payable to the Holder of such shares of Preferred Stock against surrender of the certificate(s) evidencing such shares, if any, to the Corporation or its agent, if the shares of the Preferred are issued in certificated form. To be free from doubt, only the Corporation may exercise its redemption right under this paragraph.

b) No Sinking Fund. The Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of the Preferred Stock will have no right to require redemption of any shares of Preferred Stock.

c) Notice of Redemption. Notice of every redemption of shares of Preferred Stock shall be given to the Holders in the manner provided for notices in Section 10(a) hereafter. Such mailing shall be at least thirty (30) days and not more than sixty (60) days before the date fixed for redemption. Any notice sent as provided in this subsection shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Preferred Stock. Notwithstanding the foregoing, if the Preferred Stock are issued in book-entry form through DTC or any other similar facility, DTC or such other facility will provide notice of redemption by any authorized method to Holders of record of the applicable shares of Preferred Stock not less than thirty (30), nor more than sixty (60) days prior to the date fixed for redemption of the shares of Preferred Stock. Each notice of redemption given to a Holder shall state: (1) the redemption date; (2) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such Holder are to be redeemed, the number of such shares of Preferred Stock to be redeemed from such Holder; (3) the Redemption Price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

d) Partial Redemption. In case of any redemption of only part of the shares of Preferred Stock at the time outstanding, the shares of Preferred Stock to be redeemed shall be redeemed, by the Corporation, pro rata from the Holders of record of the shares of Preferred Stock in proportion to the number of shares of Preferred Stock held by such Holders. Subject to the provisions hereof, the Board of Directors shall have full power and authority to prescribe the terms and conditions on which shares of Preferred Stock shall be redeemed from time to time. If the Corporation shall have issued certificates for the Preferred Stock and fewer than all shares represented by any certificates are redeemed, new certificates shall be issued representing the unredeemed shares of Preferred Stock without charge to the Holders thereof.

e) Effectiveness of Redemption. If notice of redemption has been duly given, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation in the case that the shares of Preferred Stock are issued in certificated form, on and after the redemption date all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest.

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Section 9. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Stock (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below), all shares of Common Stock and all shares of capital stock of the Corporation authorized or designated after the date of the designation of the Preferred Stock shall be junior in rank to the Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (such junior stock is referred to herein collectively as “Junior Stock”). Without limiting any other provision of this Certificate of Designation, without the prior express consent of the Required Holders, voting separate as a single class, the Corporation shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the “Senior Preferred Stock”) or (ii) of pari passu rank to the Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the “Parity Stock”).

Section 10. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders or the Corporation hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to (i) the Corporation at the address set forth above Attention: Stanton E. Ross, Chief Executive Officer, Rossy1979@AOL.com, , Inc. or such other email address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 10 or (ii) the applicable Holder at the most current address for such Holder, in the Corporation’s records, or such other email address or address as such Holder may specify for such purposes by notice to the Corporation delivered in accordance with this Section 10. Any and all notices or other communications or deliveries to be provided by the Corporation or the Holders hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service addressed to each record Holder or at the email address or address of such Holder appearing on the books of the Corporation or to the Corporation at the address set forth above. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address set forth in this Section 10 prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed

c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Convertible Preferred Stock.

*********************

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RESOLVED, FURTHER, that the Chief Executive Officer of the Corporation be and he hereby is authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 11th day of November, 2021.

/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chief Executive Officer

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), American Noble Gas, Inc., a Nevada corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

[HOLDER]

By:
Name:
Title:

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APPENDIX D

BYLAWS

OF

AMERICAN NOBLE GAS, INC.

Adopted November 11, 2021

ARTICLE 1

Offices

The registered office of American Noble Gas, Inc. (the “Company”) in the State of Nevada will be as provided for in the Articles of Incorporation of the Company (the “Articles of Incorporation”). The Company will have offices at such other places as the Board of Directors may from time to time determine.

ARTICLE 2

STOCKHOLDERS

2.1 Annual Meetings. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting will be held on the date and at the time fixed, from time to time, by resolution of the Board of Directors.

2.2 Special Meetings. Except as otherwise required by law, special meetings of stockholders may be called by those persons specified in the Articles of Incorporation and shall be called by the Secretary of the Company upon the written request of stockholders owning of record 25% or more of the capital stock of the Company entitled to vote generally in the election of directors. Any such written request shall set forth the purpose of the proposed meeting and shall include all relevant information contemplated by Section 2.5. Business transacted at any special meeting of stockholders shall be limited to those matters properly set forth in the written request and as to which all information required pursuant to Section 2.5 has been timely provided.

2.3 Notice of Meeting. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than ten nor more than sixty days before the date of the meeting, except as otherwise required by law or the Articles of Incorporation, either personally or by mail, prepaid telegram, telex, facsimile transmission, cablegram or overnight courier, to each stockholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at the stockholder’s address as it appears on the stock records of the Company.

2.4 Waiver. Attendance of a stockholder of the Company, either in person or by proxy, at any meeting, whether annual or special, will constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, will be equivalent to notice. Neither the business to be transacted at, nor the purposes of, any meeting need be specified in any written waiver of notice.

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2.5 Notice of Business to be Transacted at Meetings of Stockholders. No business may be transacted at any meeting of stockholders, including the nomination or election of persons to the Board of Directors, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) with respect to an annual meeting or a special meeting called by any of the persons specified in Section 7.1 of the Articles of Incorporation, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the meeting by any stockholder of the Company (1) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.5 and on the record date for the determination of stockholders entitled to vote at such meeting and (2) who complies with the notice procedures set forth in this Section 2.5. In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

(a) To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety days nor more than one hundred twenty days prior to the date of the meeting; provided, however, that (1) in the event that public disclosure of the date of the meeting is first made less than one hundred days prior to the date of the meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such public disclosure of the date of the meeting was made and (2) the foregoing notwithstanding, with respect to a special meeting called at the written request of stockholders pursuant to Section 2.2, any notice submitted by a stockholder making the request must be provided simultaneously with such request.

(b) To be in proper written form, a stockholder’s notice to the Secretary regarding any business other than nominations of persons for election to the Board of Directors must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

(c) To be in proper written form, a stockholder’s notice to the Secretary regarding nominations of persons for election to the Board of Directors must set forth (a) as to each proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the nominee and (iv) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(d) No business shall be conducted at any meeting of stockholders, and no person nominated by a stockholder shall be eligible for election as a director, unless proper notice was given with respect to the proposed action in compliance with the procedures set forth in this Section 2.5. Determinations of the chairman of the meeting as to whether those procedures were complied with in a particular case shall be final and binding.

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2.6 Quorum. Except as otherwise required by law, the Articles of Incorporation or these bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, will constitute a quorum, and the act of the majority of such quorum will be deemed the act of the stockholders, except with respect to the election of directors. If a quorum is not present at any meeting, the chairman of the meeting may adjourn the meeting from time to time, without notice if the time and place are announced at the meeting, until a quorum will be present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

2.7 Procedure. The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the chairman of the meeting. The chairman of any meeting of the stockholders shall be the chairman of the Board of Directors or, in his or her absence, the most senior officer of the Company present at the meeting.

2.8 Consent of Stockholders in Lieu of Meeting.

(a) Unless otherwise provided in the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the Company in accordance with Chapters 78.320 and 78.325 of the Nevada Revised Statutes, as amended (the “NRS”).

(b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date the earliest dated consent is delivered to the Company, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Company in the manner prescribed in this Section 2.8(b). A telegram, cablegram, electronic mail or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for purposes of this Section to the extent permitted by law. Any such consent shall be delivered in accordance with the NRS.

(c) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

(d) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing (including by electronic mail or other electronic transmission as permitted by law). If the action which is consented to is such as would have required the filing of a certificate under any section of the NRS if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Chapters 78.320 and 78.325 of the NRS.

ARTICLE 3

DIRECTORS

3.1 Number. Subject to the provisions of the Articles of Incorporation, the number of directors will be fixed from time to time exclusively by resolutions adopted by the Board of Directors.

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3.2 Regular Meetings. The Board of Directors shall meet immediately after, and at the same place as, the annual meeting of the stockholders, provided a quorum is present, and no notice of such meeting will be necessary in order to legally constitute the meeting. Regular meetings of the Board of Directors will be held at such times and places as the Board of Directors may from time to time determine.

3.3 Special Meetings. Special meetings of the Board of Directors may be called at any time, at any place and for any purpose by the chairman of the board, the chief executive officer, or by a majority of the Board of Directors.

3.4 Notice of Meetings. Notice of regular meetings of the Board of Directors need not be given. Notice of every special meeting of the Board of Directors will be given to each director at his usual place of business or at such other address as will have been furnished by him for such purpose. Such notice will be properly and timely given if it is (a) deposited in the United States mail not later than the third calendar day preceding the date of the meeting or (b) personally delivered, telegraphed, sent by facsimile transmission or communicated by telephone at least twenty-four hours before the time of the meeting. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

3.5 Waiver. Attendance of a director at a meeting of the Board of Directors will constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at, or after the time for notice or the time of the meeting, will be equivalent to the giving of such notice.

3.6 Quorum. Except as may be otherwise provided by law, the Articles of Incorporation or these bylaws, the presence of a majority of the directors then in office will be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at a meeting at which a quorum is present will be deemed the act of the Board of Directors. Less than a quorum may adjourn any meeting of the Board of Directors from time to time without notice.

3.7 Participation in Meetings by Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation will constitute presence in person at such meeting.

3.8 Action Without a Meeting. Unless otherwise restricted by the NRS, Articles of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee. Any such consent may be in counterparts and will be effective on the date of the last signature thereon unless otherwise provided therein.

ARTICLE 4

COMMITTEES

4.1 Designation of Committees. The Board of Directors may establish committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the Company. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.

4.2 Committee Powers and Authority. Except to the extent otherwise required by law, the Board of Directors may provide, by resolution or by amendment to these bylaws, that a committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Company.

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ARTICLE 5

OFFICERS

5.1 Number. The officers of the Company will be appointed or elected by the Board of Directors. The officers will be a chief executive officer, a president, such number, if any, of executive vice presidents as the Board of Directors may from time to time determine, such number, if any, of vice presidents as the Board of Directors may from time to time determine, a secretary, such number, if any, of assistant secretaries as the Board of Directors may from time to time determine, and a treasurer. Any person may hold two or more offices at the same time.

5.2 Additional Officers. The Board of Directors may appoint such other officers as it may deem appropriate.

5.3 Term of Office; Resignation. All officers, agents and employees of the Company will hold their respective offices or positions at the pleasure of the Board of Directors and may be removed at any time by the Board of Directors with or without cause. Any officer may resign at any time by giving written notice of his resignation to the chief executive officer, the president, or to the secretary, and acceptance of such resignation will not be necessary to make it effective unless the notice so provides. Any vacancy occurring in any office will be filled by the Board of Directors.

5.4 Duties. The officers of the Company will perform the duties and exercise the powers as may be assigned to them from time to time by the Board of Directors or the president and chief executive officer.

ARTICLE 6

CAPITAL STOCK

6.1 Certificates. The Board of Directors may authorize the issuance of stock in certificated or uncertificated form. Each stockholder of the Company, upon written request, will be entitled to a certificate or certificates signed by or in the name of the Company by (a) the chief executive officer or the president and (b) the secretary or an assistant secretary, certifying the number of shares of stock of the Company owned by such stockholder. Any or all the signatures on the certificate may be a facsimile.

6.2 Registered Stockholders. The Company will be entitled to treat the holder of record of any share or shares of stock of the Company as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has actual or other notice thereof, except as provided by law.

6.3 Cancellation of Certificates. All certificates surrendered to the Company will be canceled and, except in the case of lost, stolen or destroyed certificates, no new certificates will be issued until the former certificate or certificates for the same number of shares of the same class of stock have been surrendered and canceled.

6.4 Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact in a form acceptable to the Board of Directors by the person claiming the certificate or certificates to be lost, stolen or destroyed. In its discretion, and as a condition precedent to the issuance of any such new certificate or certificates, the Board of Directors may require that the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, give the Company and its transfer agent or agents, registrar or registrars a bond in such form and amount as the Board of Directors may direct as indemnity against any claim that may be made against the Company and its transfer agent or agents, registrar or registrars on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

ARTICLE 7

FISCAL YEAR

7.1 Fiscal Year. The fiscal year for the Company will end on the 31st of December of each year.

ARTICLE 8

AMENDMENTS

8.1 Amendments. Subject to the provisions of the Articles of Incorporation, these bylaws may be altered, amended, or repealed at any annual meeting of the stockholders or at any special meeting of the stockholders duly called for that purpose by a majority vote of the shares represented and entitled to vote at such meeting. Subject to the laws of the State of Nevada, the Articles of Incorporation and these bylaws, the Board of Directors may amend these bylaws or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Company.

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APPENDIX E

Appraisal Rights

§ 262. Appraisal rights [For application of this section, see § 17; 82 Del. Laws, c. 45, § 23; and 82 Del. Laws, c. 256, § 24].

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

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(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

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(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

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(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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